UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2016

CB PHARMA ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-36757	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2 Gansevoort St., 9th Floor

New York, NY 10014

(Address of Principal Executive Offices) (Zip Code)

(781) 652-4500

(Registrant’s Telephone Number, Including Area Code)

3 Columbus Circle, 15th Floor, New York, NY 10019

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01	Other Events

On May 24, 2016, CB Pharma Acquisition Corp. (the “Company”) issued a press release related to its upcoming extraordinary general meeting of shareholders. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

99.1	Press Release

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2016

CB PHARMA ACQUISITION CORP.

By:	/s/ Lindsay A. Rosenwald
Name: Lindsay A. Rosenwald
Title: Chief Executive Officer

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